UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934, as amended

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Filed by a Party other than the Registrant [  ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fiera Capital Diversified Alternatives Fund

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Fiera Capital Diversified Alternatives Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled for January [24], 2020. If you are a shareholder of record of the Fund as of the close of business on December 6, 2019, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement with respect to the Fund between Fiera Capital Inc. (“Fiera”), the investment adviser of the Fund, and Asset Management One USA Inc. (“AMO USA”) (the “New Sub-Advisory Agreement”). AMO USA currently serves as an investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement with respect to the Fund between Fiera and AMO USA (the “Interim Sub-Advisory Agreement”), which became effective on [January 1, 2020] in connection with the merger of Mizuho Alternative Investments, LLC (“MAI”) into AMO USA (the “Transaction”).

AMO USA is a wholly owned subsidiary of Asset Management One Co., Ltd, of which 70% economic interests and 51% voting rights are owned by Mizuho Financial Group Inc. (“Mizuho”) (NYSE: MFG) and 30% economic interests and 49% voting rights by Dai-Ichi Life Holdings, Inc., respectively. Prior to the Transaction, MAI was owned by Mizuho Americas, LLC, a subsidiary of Mizuho.

Prior to the Transaction, MAI served as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement with respect to the Fund between Fiera and MAI (the “Prior Sub-Advisory Agreement”). As a result of the Transaction, MAI ceased to exist as a separate legal entity, and the MAI investment professionals now provide asset management services as employees of AMO USA.

As discussed in more detail in the accompanying materials, you are being asked to approve the New Sub-Advisory Agreement to enable AMO USA to continue to serve as an investment sub-adviser to the Fund following the expiration of the Interim Sub-Advisory Agreement. The New Sub-Advisory Agreement has the same sub-advisory fees as, and does not materially differ from, the Prior Sub-Advisory Agreement. If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders, AMO USA will continue to serve as an investment sub-adviser to the Fund under the Interim Sub-Advisory Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval.

The Board of Trustees of the Trust has unanimously approved the New Sub-Advisory Agreement and recommends that you vote “FOR” the New Sub-Advisory Agreement as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

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If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Fund. If you need additional voting information, please call 1-866-620-8437 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

Michael Beattie

President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience, along with instructions on how to vote over the internet or by telephone, should you prefer to vote by one of those methods.

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Fiera Capital Diversified Alternatives Fund

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON January [24], 2020

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fiera Capital Diversified Alternatives Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on January [24], 2020, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of the Fund will be asked to approve a new investment sub-advisory agreement with respect to the Fund between Fiera Capital Inc. and Asset Management One USA Inc., and to transact such other business, if any, as may properly come before the Meeting.

All shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on December 6, 2019 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on January [24], 2020.

The proxy statement is available at vote.proxyonline.com/fiera/fcdaf.pdf.

By Order of the Board of Trustees

Michael Beattie
President

Fiera Capital Diversified Alternatives Fund

a series of

 THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON January [24], 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the special meeting of shareholders of the Fiera Capital Diversified Alternatives Fund (the “Fund”) to be held on Friday, January [24], 2020 at 10:00 a.m., Eastern time at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on December 6, 2019 (the “Record Date”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to shareholders on or about January [7], 2020.

The Trust currently offers Investor Class Shares and Institutional Class Shares of the Fund (the “Shares”). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had the following Shares issued and outstanding:

Share Class	Shares Issued and Outstanding
Investor Class Shares	1,205.9330
Institutional Class Shares	5,343,520.7240

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust.

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PROPOSAL: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

You are being asked to approve a new investment sub-advisory agreement with respect to the Fund between Fiera Capital Inc. (“Fiera”), the investment adviser of the Fund, and Asset Management One USA Inc. (“AMO USA”) (the “New Sub-Advisory Agreement”). AMO USA currently serves as an investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement with respect to the Fund between Fiera and AMO USA (the “Interim Sub-Advisory Agreement”), which became effective on [January 1, 2020] in connection with the merger of Mizuho Alternative Investments, LLC (“MAI”) into AMO USA (the “Transaction”).

AMO USA is a wholly owned subsidiary of Asset Management One Co., Ltd (“AMONE JAPAN”), of which 70% economic interests and 51% voting rights are owned by Mizuho Financial Group Inc. (“Mizuho”) (NYSE: MFG) and 30% economic interests and 49% voting rights by Dai-Ichi Life Holdings, Inc. (“Dai-Ichi”), respectively. Prior to the Transaction, MAI was owned by Mizuho Americas, LLC, a subsidiary of Mizuho.

Prior to the Transaction, MAI served as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement with respect to the Fund between Fiera and MAI (the “Prior Sub-Advisory Agreement”). As a result of the Transaction, MAI ceased to exist as a separate legal entity, and the MAI investment professionals now provide asset management services as employees of AMO USA.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Fund, however, continues to operate pursuant to the terms of a “manager-of-managers” exemptive order granted by the Securities and Exchange Commission (the “SEC”) on July 22, 2014 (the “Order), which provides an exemption from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Fund’s investment adviser, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote where the sub-adviser is not an affiliate of the Trust, the Fund or the Fund’s investment adviser (an “Affiliated Sub-Adviser”). The New Sub-Advisory Agreement requires shareholder approval, however, because the Order does not apply to sub-advisory agreements with Affiliated Sub-Advisers, and AMO USA is considered to be an Affiliated Sub-Adviser by virtue of the fact that Mizuho is presumed by the 1940 Act to control both AMO USA and the Fund due to Mizuho’s indirect ownership of over 25% of the voting securities of each of AMO USA and the Fund.

As discussed in greater detail below, at a Board meeting held on December 11, 2019 (the “Board Meeting”), the Board unanimously approved the New Sub-Advisory Agreement, and recommended the approval of the New Sub-Advisory Agreement to the Fund’s shareholders. At the Board Meeting, the Board also approved the Interim Sub-Advisory Agreement, which became effective at the time of the Transaction, under which AMO USA may provide investment sub-advisory services to the Fund for up to 150 days between the effective date of the Interim Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Shareholders of the Fund are not being asked to approve the Interim Sub-Advisory Agreement. However, in order for AMO USA to continue to provide investment sub-advisory services to the Fund following the expiration of the Interim Sub-Advisory Agreement, shareholders of the Fund must approve the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement has the same sub-advisory fee as, and does not materially differ from, the Prior Sub-Advisory Agreement. In addition, Mr. Kazuhiro Shimbo, who has served as a portfolio manager of the Fund since its inception as an employee of MAI, will continue to serve as a portfolio manager of the Fund as an employee of AMO USA.

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If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders, AMO USA will continue to serve as an investment sub-adviser to the Fund under the Interim Sub-Advisory Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval.

Description of the Material Terms of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement

Material Terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement

The Prior Sub-Advisory Agreement, dated March 28, 2019, was last approved by shareholders at a December 5, 2016 special meeting, in connection with certain transactions involving the Fund’s investment adviser. On March 14, 2019, the Board approved an amendment and restatement of the Prior Sub-Advisory Agreement, which made non-material updates to the provisions relating to MAI’s investment guidelines and the Fund’s capital allocation program (described below), in connection with the termination of the other sub-advisers of the Fund.

The New Sub-Advisory Agreement will become effective upon its approval by the Fund’s shareholders. The New Sub-Advisory Agreement has the same sub-advisory fee as, and does not materially differ from, the Prior Sub-Advisory Agreement. Set forth below is a summary of the material terms of the New Sub-Advisory Agreement. Although the summary of the material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement included as Appendix A, shareholders should still read the summary below carefully.

The New Sub-Advisory Agreement would require AMO USA to provide the same sub-advisory services as MAI provided under the Prior Sub-Advisory Agreement, including (i) obtaining and evaluating such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the agreement, (ii) formulating a continuing program for the investment of the assets of the allocated portion of the Fund’s assets in a manner consistent with the Fund’s investment objectives, policies and restrictions and the investment guidelines, and (iii) determining from time to time securities or other assets/instruments to be purchased, sold, retained, borrowed or lent using the allocated portion of the Fund’s assets, and implementing those decisions, including the selection of entities with or through which such purchases, sales or loans are effected.

The sub-advisory fee rate under the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement are the same. Fiera will pay AMO USA at an annual rate of 0.75% based on the average daily net assets that AMO USA manages for the Fund. AMO USA may participate in a capital allocation program that allows the excess cash held by AMO USA to be reallocated to Fiera or another sub-adviser at the direction of Fiera, and provides that Fiera will compensate both AMO USA and, if applicable, the other sub-adviser without regard to the amount of excess cash allocated from AMO USA or allocated to the other sub-adviser.

The New Sub-Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement will have an initial term of two years from its effective date and states that it will continue from year to year so long as its renewal is specifically approved by both (i) a majority vote of the Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. It shall automatically terminate in the event of its assignment and may be terminated, without the payment of any penalty, by the Trust, (i) by a vote of the Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund. It may also be terminated by Fiera on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to AMO USA, and may be terminated by AMO USA on not less than ninety (90) days’ written notice to Fiera.

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The New Sub-Advisory Agreement subjects AMO USA to the same standard of care and liability to which MAI was subject under the Prior Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement

The Interim Sub-Advisory Agreement became effective at the time of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the Transaction or such time as shareholders of the Fund approve the New Sub-Advisory Agreement which will replace the Interim Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreement do not materially differ from those of the Prior Sub-Advisory Agreement, except with respect to certain provisions that are required by law. For example, there is a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an interest bearing escrow account. If a majority of the Fund’s outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to AMO USA, but if the New Sub-Advisory Agreement is not so approved, only the lesser of any costs incurred (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned) will be paid to AMO USA.

Information about AMO USA

AMO USA, a Delaware corporation formed in 1994, is owned by AMONE JAPAN, a corporation under the Companies Act of Japan headquartered in Tokyo, Japan. AMONE JAPAN is a subsidiary of Mizuho, a publicly-traded company listed on the Tokyo Stock Exchange and New York Stock Exchange (American Depositary Receipts), and Dai-Ichi, a publicly-traded company listed on the Tokyo Stock Exchange. AMO USA is located at 757 Third Avenue, 8th Floor, New York, New York 10017. AMONE JAPAN is located at Tekko Building, 8-2, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-0005, Japan. Mizuho is located at 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan. Dai-Ichi is located at DN Tower 21, 13-1, Yurakucho 1-chome, Chiyoda-ku, Tokyo 100-8411, Japan. As of October 31, 2019, AMO USA had approximately $6.1 billion in regulatory assets under management.

Listed below are the names and titles of each principal executive officer of AMO USA. The principal business address of each principal executive officer of AMO USA is 757 Third Avenue, 8th Floor, New York, New York 10017.

Name	Position Held With AMO USA
Akito Yanagihara	Co-President & CEO
Tetsuji Toda	Co-President & CEO
Kazuhiro Shimbo	CIO, Quantitative Strategies
Sladja Carton	Global Head of Strategic Development
Kayoko Hashimoto	Chief Compliance Officer
Ksenia Portnoy	Interim General Counsel
Kristin Zaehb	Director of Operations
Masaki Kumano	Information Security Officer
Hajime Nagata	Head of Fixed Income Investment
Seiji Izaki	Head of Equity Investment
Taiji Tomura	Head of Strategic Fund Investment
Takahiro Yawata	Head of Structured Credit Investment
Naoki Mizuguchi	Chief Administrative Officer

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AMO USA does not advise or sub-advise any other mutual funds with a similar investment objective as the Fund.

Board Considerations in Approving the New Sub-Advisory Agreement

In preparation for the Board Meeting, the Trustees requested that Fiera, MAI and AMO USA furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that Fiera, MAI and AMO USA and other service providers of the Fund presented or submitted to the Board at the Board Meeting, and other meetings held since the approval of the Prior Sub-Advisory Agreement, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from Fiera, MAI and AMO USA regarding: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that MAI and AMO USA were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by AMO USA; (iii) AMO USA’s operations and financial condition; (iv) AMO USA’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to AMO USA; (vi) AMO USA’s compliance program, including a description of material compliance matters and material compliance violations; (vii) AMO USA’s policies on and compliance procedures for personal securities transactions; (viii) AMO USA’s investment experience; and (ix) MAI’s investment management personnel and the Fund’s performance attributable to MAI.

The trustees who are not parties to the New Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the “Independent Trustees”) received advice from independent counsel and met in executive session outside the presence of Fund management, Fiera, MAI and AMO USA.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Fiera, MAI, AMO USA and other service providers of the Fund, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by AMO USA; (ii) the investment performance of the Fund and MAI; and (iii) the fee to be paid to AMO USA, as discussed in further detail below. In addition, the Board considered representations from AMO USA that the Transaction was not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Fund, and that Mr. Kazuhiro Shimbo, who has served as a portfolio manager of the Fund since its inception as an employee of MAI, will continue to serve as a portfolio manager of the Fund as an employee of AMO USA following the Transaction.

Nature, Extent and Quality of Services to be Provided by AMO USA

In considering the nature, extent and quality of the services to be provided by AMO USA, the Board reviewed the portfolio management services to be provided by AMO USA to the Fund, including the quality of the continuing portfolio management personnel, the resources of AMO USA and AMO USA’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement, and noted that the New Sub-Advisory Agreement has the same sub-advisory fee as, and does not materially differ from, the Prior Sub-Advisory Agreement. The Trustees also reviewed AMO USA’s proposed investment and risk management approaches for the Fund. The Trustees considered that Fiera would supervise and monitor the performance of AMO USA. The most recent investment adviser registration form (“Form ADV”) for AMO USA was available to the Board, as was the response of AMO USA to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by AMO USA to the Fund.

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The Trustees also considered other services to be provided to the Fund by AMO USA such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by AMO USA would be satisfactory.

Investment Performance of the Fund and MAI

The Board was provided with regular reports regarding the Fund’s performance, and MAI’s contribution thereto, over various time periods. Representatives from MAI provided information regarding, and led discussions of factors impacting, MAI’s performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that MAI’s performance was satisfactory, or, where MAI’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by MAI in an effort to improve performance. Based on this information and the representation that Mr. Kazuhiro Shimbo, who has served as a portfolio manager of the Fund since its inception as an employee of MAI, will continue to serve as a portfolio manager of the Fund as an employee of AMO USA following the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that MAI had been able to achieve for the Fund were sufficient to support approval of the New Sub-Advisory Agreement.

Costs of Advisory Services

In considering the sub-advisory fee payable by Fiera to AMO USA, the Trustees reviewed, among other things, a report of the proposed sub-advisory fee to be paid to AMO USA. The Trustees considered that the fee payable to AMO USA would be the same as the fee payable to MAI. The Trustees also considered that Fiera, not the Fund, would pay AMO USA pursuant to the New Sub-Advisory Agreement. The Trustees evaluated both the fee that would be payable under the New Sub-Advisory Agreement and the portion of the fee under the advisory agreement that would be retained by Fiera. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by AMO USA.

Profitability and Economies of Scale

Because AMO USA is new to the Fund and has not managed Fund assets, it was not possible to determine the profitability that AMO USA might achieve with respect to the Fund or the extent to which economies of scale would be realized by AMO USA as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding AMO USA’s profitability, or the extent to which economies of scale would be realized by AMO USA as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreement.

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Approval of the New Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years and recommend the approval of the New Sub-Advisory Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

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ADDITIONAL INFORMATION

Required Vote

The New Sub-Advisory Agreement must be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

Voting Authority of Mizuho

As of the Record Date, Mizuho indirectly owned 99.11% of the outstanding Institutional Class Shares, and therefore has the ability to control whether the New Sub-Advisory Agreement is approved.

Other Service Providers

Fiera, a Delaware corporation founded in 1972, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and Fiera dated December 5, 2016. Fiera is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). Fiera is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera US Holding Inc. is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Capital Corporation is located at 1501, avenue McGill College, bureau 800, Montreal (Quebec), Canada H3A 3M8. As of September 30, 2019, Fiera had approximately $25.3 billion in assets under management.

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Information on Investment Advisory Fees Paid

For the fiscal year ended October 31, 2019, the following advisory fees were paid to the Fund’s investment advisers:

Contractual Advisory Fees	Sub-Advisory Fees Paid by Fiera to MAI	Sub-Advisory Fees Paid by Fiera to Unaffiliated Sub-Advisers	Advisory Fees Waived by Fiera	Advisory Fees Retained by Fiera	Advisory/Sub-Advisory Fees Paid to Fiera and MAI
$870,777	$272,569	$77,297	$190,874	$330,037	$602,606

Payment of Expenses

AMO USA or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

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Commissions Paid to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended October 31, 2019, the Fund did not pay any commissions to affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

Investor Class Shares
Name and Address	Number of Shares	% of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	655.1840	54.33%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	550.7470	45.67%

Institutional Class Shares
Name and Address	Number of Shares	% of Class
MAI Bridge Fund II 190 Elgin Avenue George Town Grand Cayman KY1-9005	5,295,794.3930	99.11%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual Report to Shareholders

For a free copy of the Fund’s annual report dated October 31, 2019, which covers the period from November 1, 2018 to October 31, 2019, shareholders of the Fund may call 1-844-755-3863 or write to the Fund at: Fiera Capital Diversified Alternatives Fund, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the state of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and the Amended and Restated By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

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Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-844-755-3863 or forward a written request to Fiera Capital Diversified Alternatives Fund, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Voting and Other Matters

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call 1-866-620-8437 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the approval of the New Sub-Advisory Agreement.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding more than thirty-three and one-third percent (33 1/3%) of the total votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the New Sub-Advisory Agreement, because an absolute percentage of affirmative votes is required to approve the New Sub-Advisory Agreement.

“Broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

Treating broker non-votes as votes against the approval of the New Sub-Advisory Agreement may have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Fund may request that selected brokers or nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the approval of the New Sub-Advisory Agreement. The Fund also may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

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If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the New Sub-Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the New Sub-Advisory Agreement in favor of an adjournment, and will vote those proxies required to be voted AGAINST the approval of the New Sub-Advisory Agreement against an adjournment. AMO USA or its affiliates will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Trustees,

Michael Beattie
President

11

Appendix A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) is made as of ________, 2019, between Fiera Capital Inc., a Delaware corporation located at 375 Park Avenue, 8th Floor, New York, New York 10152 (“Manager”), and Asset Management One USA Inc., a Delaware corporation located at 757 Third Avenue, 8th Floor, New York, New York 10017 (“Sub-Adviser”).

WITNESSETH:

WHEREAS, The Advisors’ Inner Circle Fund III, a Delaware statutory trust (“Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and has established one or more separate series of shares (“Series”) with each Series having its own assets and investment policies; and

WHEREAS, Trust has retained Manager to provide investment advisory and administrative services to certain of the Series of the Trust pursuant to an investment advisory agreement dated December 5, 2016 (“Investment Advisory Agreement”), which agreement specifically provides for the retention of a sub-adviser to provide the investment advisory services described therein; and

WHEREAS, the Manager desires to retain Sub-Adviser to furnish investment advisory and portfolio management services to the portion of each Series listed in Schedule A hereto that has been allocated to the Sub-Adviser by the Manager and to the portion of such other Series of Trust hereinafter established as agreed to from time to time in writing by the parties, as adjusted using the methodology for determining the net asset value of the Series as described in the Series’ prospectus (“Allocated Portion”), evidenced by an addendum to Schedule A (hereinafter “Series” shall refer to each Series which is subject to this Agreement), and the Sub-Adviser is willing to furnish such services, in accordance with the provisions of this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. SERVICES AND RESPONSIBILITIES OF THE SUB-ADVISER

1.1 INVESTMENT MANAGEMENT SERVICES. Subject to the general oversight of the Manager, and in accordance with the Series’ investment objectives, policies and restrictions, the Sub-Adviser shall act as the investment sub-adviser to the Series and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Allocated Portion of each Series in a manner consistent with the Series’ investment objectives, policies and restrictions and the investment guidelines as provided herein in Schedule B, and (iii) using proprietary and third-party licensed models, determine from time to time securities or other assets/instruments to be purchased, sold, retained, borrowed or lent by the Allocated Portion, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Sub-Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer. The Sub-Adviser shall determine what portion of the Allocated Portion’s assets will be invested or held uninvested as cash. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Series in the same manner and with the same force and effect as the Series itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Allocated Portion as the Manager may from time to time direct; provided however, that (i) the Sub-Adviser shall only be obligated to effect such portfolio transactions to the extent that they are consistent with the investment guidelines in Schedule B, the Sub-Adviser Disclosure (as that term is defined in Section 2.3 of this Agreement), and any written policies, practices or procedures that may be established by the Board or the Manager from time to time; and (ii) the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Manager. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Series’ investments shall in any way limit the right of the Board of Trustees of the Trust (the “Board”) or the Manager to establish or revise policies in connection with the management of the Series’ assets or to otherwise exercise the right of the Board or the Manager to control the overall management of the Series’ assets.

The Manager has the right at any time to reallocate the portion of a Series’ assets allocated to the Allocated Portion pursuant to this Agreement if the Manager deems such reallocation appropriate upon prompt notice to Sub-Adviser (to the extent reasonably practicable).

The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Allocated Portion of each Series in accordance with any written policies, practices or procedures that may be established by the Board or the Manager from time to time and that have been provided to the Sub-Adviser, consistent with those described in the Series’ Prospectus and Statement of Additional Information (“SAI”), as each may be amended from time to time, and consistent with the investment guidelines in Schedule B, as may be amended by the Manager upon notice to the Sub-Adviser. In placing any orders for the purchase or sale of investments for the Series, in the name of the Allocated Portion or its nominees, the Sub-Adviser shall seek to obtain for the Allocated Portion “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Manager or the Sub-Adviser, or any of their affiliated persons, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Series.

Unless specifically permitted by the 1940 Act (and the rules thereunder) and procedures adopted by the Board, on behalf of the Series, the Sub-Adviser agrees that it will not execute any portfolio transactions for the Allocated Portion with a broker or dealer that is (i) an affiliated person of the Series, including the Manager or any sub-adviser for the Series; (ii) a principal underwriter of the Series’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Manager agrees that it will provide the Sub-Adviser with a written list of brokers and dealers that are affiliates of the Manager or any sub-adviser (other than the Sub-Adviser) and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Manager with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Allocated Portion as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Allocated Portion and to its other clients over time.

The Sub-Adviser shall provide reasonable assistance to the Manager, the custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust’s registration statement on Form N-1A with respect to the Series, as amended and supplemented from time to time (“Registration Statement”), the value of any portfolio securities or other assets of the Allocated Portion for which the Manager, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Trust’s Valuation Committee convenes; (ii) assisting the Manager or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Allocated Portion, upon the reasonable request of the Manager or custodian; (iii) upon the request of the Manager or the custodian, providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Manager or the Trust upon request, with such records being deemed Trust records. The parties acknowledge that the Sub-Adviser and the custodian or recordkeeping agent of the Series may use different pricing vendors, which may result in valuation discrepancies.

The Trust, on behalf of each Series, hereby authorizes any entity or person associated with the Sub-Adviser that is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Series that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and each Series hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Sub-Adviser shall discharge the foregoing responsibilities in compliance with applicable laws and regulations and consistent with the investment objectives, policies and restrictions of the Series as adopted by the Board, consistent with the investment guidelines provided in Schedule B, as may be amended from time to time by the Manager upon notice to the Sub-Adviser, and subject to such further limitations as the Trust may from time to time impose on the Series by written notice to the Sub-Adviser.

The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust, any Series or the Manager in any way or otherwise be deemed an agent of the Trust, any Series or the Manager except as expressly authorized in this Agreement or another writing by the Trust, the Manager and the Sub-Adviser.

Upon written notice to, and good faith consultation with, the Sub-Adviser, the Manager may temporarily allocate any unused portion of a Series’ assets allocated to the Sub-Adviser to another sub-adviser of the Series or the Manager. For the purposes of this Agreement: (i) such other sub-adviser of the Series or the Manager is referred to herein as the “Excess Cash Manager,” (ii) such unused portion of the assets allocated to the Sub-Adviser that is allocated to the Excess Cash Manager hereunder is referred to herein as “Excess Cash,” (iii) such allocation of Excess Cash to the Excess Cash Manager is referred to herein as an “Excess Cash Allocation,” (iv) each date on which an Excess Cash Allocation occurs is referred to herein as an “Excess Cash Allocation Date,” and (v) the value of Excess Cash Allocated with respect to a particular Excess Cash Allocation Date is referred to herein as an “Excess Cash Allocation Amount.” For the avoidance of doubt, the Manager shall have the sole authority to allocate and reallocate Excess Cash to and from the Sub-Adviser, and the Sub-Adviser expressly agrees that the Sub-Adviser has no authority to allocate or reallocate Excess Cash.

Upon the effective date of an Excess Cash Allocation, the Allocated Portion shall remain unchanged. For the avoidance of doubt, the Excess Cash shall be considered part of the Allocated Portion for purposes of calculating the Sub-Adviser’s compensation under this Agreement.

Upon written notice to, and good faith consultation with, the Sub-Adviser, the Manager may reallocate all or a portion of the Excess Cash from the Excess Cash Manager to the Sub-Adviser. Effective upon the date that the Sub-Adviser receives the Excess Cash reallocated to it, such reallocated Excess Cash shall not change the Allocated Portion for any purposes of this Agreement.

The Manager agrees to reallocate Excess Cash to the Sub-Adviser in the exact value of each Excess Cash Allocation Amount. The Manager may reallocate such Excess Cash to the Sub-Adviser in one reallocation or a series of reallocations. If at any point the Manager determines to reallocate Excess Cash from the Excess Cash Manager to the Sub-Adviser, and the value of the Excess Cash managed by the Excess Cash Manager is less than the Excess Cash Allocation Amount to which such Excess Cash is being applied, the Manager may allocate to the Sub-Adviser a portion of a Series’ assets allocated to the Excess Cash Manager in excess of the Excess Cash (“Additional Allocated Assets”) in an amount sufficient to equal the Excess Cash Allocation Amount. The Manager may apply Excess Cash reallocated to the Sub-Adviser to a particular Excess Cash Allocation Amount in its sole discretion.

Notwithstanding any other provision of this Agreement, the value of the Excess Cash shall equal the sum of the values of each Excess Cash Allocation Amount minus the sum of values of the Excess Cash reallocated and Additional Allocated Assets allocated to the Sub-Adviser. The value of the Excess Cash shall be determined by reference to the books and records maintained by the Series’ administrator. The Manager agrees to cooperate with the Series’ administrator and take such actions as it deems necessary or appropriate to ensure that the value of the Excess Cash is appropriately recorded on the books and records maintained by the Series’ administrator.

1.2 ADMINISTRATIVE SERVICES. The Sub-Adviser shall:

1.2.1 BOOKS AND RECORDS. Assure that all records required to be maintained and preserved by each Series with respect to securities transactions effected by the Sub-Adviser with respect to the Allocated Portion of such Series are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.2 REPORTS AND FILINGS. Provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by Trust or any Series to shareholders of the Series and all reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities and tax laws. Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held in the Allocated Portion (but only to the extent that the securities held in the Allocated Portion alone require a Schedule 13G filing to be made).

1.2.3 REPORTS TO THE MANAGER AND THE BOARD OF TRUSTEES. Prepare and furnish to Manager and/or the Board such reports, statistical data and other information in such form and at such intervals as Manager and/or the Board may reasonably request. Sub-Adviser shall also make available to the Manager and the Board at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Manager and Sub-Adviser, either in person or, at the mutual convenience of the Manager, the Board and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Series;

1.2.4 NOTIFICATIONS AND CERTIFICATIONS TO MANAGER. The Sub-Adviser shall:

(i) Promptly notify the Manager in the event that the Sub-Adviser becomes aware that the Sub-Adviser: (a) is, or will likely be, subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (b) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (c) is the subject of an administrative proceeding or enforcement action by the U.S. Securities and Exchange Commission (the “SEC”) or other regulatory authority; (d) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust, the Sub-Adviser, or the Manager; or (e) is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as defined in Form ADV). The Sub-Adviser further agrees to notify the Series and the Manager promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser or the Series’ investment strategy or tactics that is not contained in the Registration Statement regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Manager and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Series changes. The Sub-Adviser also will notify and obtain the consent of the Trust, the Manager and the Board if there is expected to be an actual change in control or management of the Sub-Adviser that would be deemed an assignment of this Agreement within the meaning of Sections 2(a)(4) and 202(a)(1) of the 1940 Act and Advisers Act, respectively, and the rules promulgated thereunder. The Sub-Adviser will promptly notify the Trust, the Manager and the Board of any change in the Sub-Adviser’s financial condition which would materially adversely impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser’s errors and omissions insurance coverage;

(ii) Provide the Manager, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Manager, the Trust or the Board may reasonably request from time to time in order to assist it in complying with applicable laws, rules and regulations, including requirements in connection with the Manager’s, the Sub-Adviser’s or the Board’s fulfillment of its responsibilities under Section 15(c) of the 1940 Act and the preparation and/or filing of the Registration Statement, Form N-CSRs and Form N-Qs;

(iii) As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Allocated Portion and the Sub-Adviser’s provision of portfolio management services hereunder), Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to: (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Allocated Portion and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance and internal controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; (e) promptly provide notice of any material compliance matters; and (f) upon reasonable notice and reasonable request, provide the Manager with access to the records relating to such compliance policies and procedures of the Sub-Adviser as they relate to the Series; and

(iv) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Manager and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Manager and the Trust’s Board. The Sub-Adviser shall respond to requests for information from the Manager and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Manager and the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Series.

2. REPRESENTATIONS

2.1 REPRESENTATIONS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and has provided the Manager and the Trust with a copy of such Code of Ethics and will provide copies of any future amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”), and the Manager and the Trust have been provided a copy of a summary of the Compliance Procedures and will be provided with any future amendments thereto;

(v) It has delivered to the Manager copies of its Form ADV, Part 2A as most recently filed with the SEC and its current Form ADV, Part 2B. It also will provide the Manager and the Trust with a copy of any future filings of Form ADV or any amendments thereto in accordance with the delivery requirements of Rule 204-3(b) under the Advisers Act;

(vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Manager and the Trust of the occurrence of any event that would likely disqualify the Sub-Adviser from serving as an investment adviser to a Series pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii) It shall use no material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Series;

(viii) Prior to launch of the Series, it will maintain an appropriate level of errors and omissions insurance coverage from an insurance company that has a minimum credit rating of A- from at least one national recognized credit rating agency.

(ix) It has reviewed, and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Series (collectively the “Disclosure Documents”) as and when furnished to the Sub-Adviser by the Manager and represents and warrants that, solely with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain or will contain, no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading; and

(x) It (a) is a member of the National Futures Association (“NFA”) and is registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator and commodity trading advisor, (b) will comply in all material respects with applicable NFA and CFTC rules and regulations with respect to its obligations under this Agreement, and (c) will notify the Adviser of any change in its status with respect to the foregoing sub-section (a) or failure to comply with respect to the foregoing sub-section (b).

2.2 REPRESENTATIONS OF THE MANAGER. The Manager represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser to a Series pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(iv) It has received a copy of Sub-Adviser’s Form ADV, Part 2A as most recently filed with the SEC and its current Form ADV, Part 2B;

(v) It understands that the investments recommended by the Sub-Adviser for the Allocated Portion of each Series may not be profitable, and it is possible that losses incurred with respect to such investments, individually or collectively, may be significant or complete; and

(vi) It (a) is a member of the NFA and is registered with the CFTC as a commodity pool operator, (b) will comply in all material respects with applicable NFA and CFTC rules and regulations with respect to its management of each Series, and (c) will notify the Sub-Adviser of any change in its status with respect to the foregoing sub-section (a) or failure to comply with respect to the foregoing sub-section (b).

3. SUB-ADVISORY FEE

3.1 FEE

The Manager shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services hereunder, a fee, determined as described in Schedule C that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Manager. The Series shall have no responsibility for any fee payable to the Sub-Adviser.

The Sub-Adviser will be compensated based on the portion of Series assets allocated to the Allocated Portion. The method for determining net assets of the Allocated Portion for purposes hereof shall be the same as the method for determining net assets of the Series for purposes of establishing the offering and redemption prices of shares of the Series as described in the Series’ prospectus. Notwithstanding the foregoing, Excess Cash shall be valued for purposes of this Section in accordance with the Excess Cash valuation methodology provided in Section 1.1 of this Agreement. In the event of termination of this Agreement with respect to a Series, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. In the event that this Agreement becomes effective with respect to a Series after the beginning of a calendar month, the fee provided in this Section shall be computed on the basis of the period beginning on the day this Agreement becomes effective with respect to such Series subject to a pro rata adjustment based on the number of days elapsed in such month as a percentage of the total number of days in such month.

3.2 EXPENSES

During the term of this Agreement, Sub-Adviser will pay all expenses directly incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Allocated Portion of each Series and investment-related expenses reasonably incurred by the Sub-Adviser that are directly related to portfolio transactions and positions for the Allocated Portion (including direct expenses associated with the Allocated Portion’s investments, transfer taxes and premiums, taxes withheld on foreign dividends, investment-related interest expense, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, filings or margin fees). The Sub-Adviser shall be responsible for all the costs associated with any special meetings of the Board or shareholders convened as a result of a change in control of the Sub-Adviser resulting in an assignment of this Agreement under the 1940 Act (including, but not limited to, the legal fees associated with preparing a prospectus supplement or proxy statement and associated mailing and solicitation costs).

4. OWNERSHIP AND HOLDING PERIOD OF RECORDS

All records required to be maintained and preserved by the Series pursuant to the rules or regulations under Section 31(a) of the 1940 Act and maintained and preserved by the Sub-Adviser on behalf of the Series are the property of the Series and shall be surrendered by the Sub-Adviser promptly on request by the Series or the Manager; provided, that the Sub-Adviser may at its own expense make and retain copies of any such records. The Sub-Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

5. TRANSACTIONS AND CUSTODY

The Sub-Adviser shall have the authority to instruct the custodian designated by the Trust (the “Custodian”): (i) to pay cash for securities and other property delivered to the Custodian; (ii) to deliver securities and other property against payment for the Series; and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein. All transactions will be consummated by payment to or delivery by the Custodian, or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Allocated Portion, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Manager and any other designated agent of the Series, including the Series’ administrator, all investment orders for the Allocated Portion placed by it with brokers and dealers in the manner set forth in Rule 31a-1 under the 1940 Act and as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Manager. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Sub-Adviser will not serve as a custodian to the Trust, and the Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless the liability was directly caused by the Sub-Adviser’s willful misconduct, bad faith, gross negligence or reckless disregard of its duties hereunder.

6. REPORTS TO SUB-ADVISER

Manager shall furnish or otherwise make available to the Sub-Adviser such copies of the Registration Statement, financial statements, proxy statements, reports, and other information relating to the Series’ business and affairs as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. For avoidance of doubt, this paragraph shall be construed to include, but not be limited to, all written materials concerning Disabling Conduct as defined by Section 10.ii. below of this Agreement.

7. CONFIDENTIALITY

Sub-Adviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Series, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Sub-Adviser shall disclose such non-public information only if the Manager or the Board have authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Sub-Adviser or has been disclosed, directly or indirectly, by the Manager or the Trust to others, or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Sub-Adviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Sub-Adviser shall not disclose information regarding characteristics of the Series or Allocated Portion, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings or as required by applicable law or regulation. Notwithstanding the foregoing, the Sub-Adviser may, to the extent permitted by law, disclose the total return earned by the Allocated Portion of each Series and may include such total return in the calculation of composite performance information, without any attribution to, or mention of, the Series.

Sub-Adviser may not consult with any other sub-adviser of the Series concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of a Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Manager will keep confidential all non-public information related to the compensation paid to the Sub-Adviser for services hereunder, and will use commercially reasonably efforts to ensure that the Trust does not disclose such information. Manager shall disclose such non-public information only if the Sub-Adviser has authorized such disclosure by prior written consent, or if such information hereafter becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Manager or the Trust in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

8. PROXY VOTING

The Sub-Adviser shall: (i) vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Allocated Portion of each Series may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures, as presented to the Trust, and in a manner that the Sub-Adviser reasonably believes best serves the interests of the Series’ shareholders and that complies with applicable law; (ii) maintain records of all proxies voted on behalf of the Series in respect of the Allocated Portion; and (iii) provide information to the Trust, Manager or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 under the 1940 Act.

9. USE OF NAMES AND LOGOS

9.1 USE OF TRADEMARKS BY SUB-ADVISER. Upon prior written consent from the Manager, the Sub-Adviser may use with its marketing materials the name, tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Manager, the Trust, the Series or any of their affiliates.

9.2 USE OF TRADEMARKS BY TRUST. The Sub-Adviser hereby consents to the use of its name, Asset Management One USA Inc., in the Trust’s disclosure documents and shareholder communications and, subject to its prior written consent, the Sub-Adviser consents to the use of its name and the use of any derivatives thereof or logo associated with those names (collectively, the “Trademarks”) in the Trust’s advertising, sales literature and similar communications, which consent shall not be unreasonably withheld.

9.3 TRADEMARK LICENSE. It is understood that the Trademarks or any derivative thereof or logo associated with the Trademarks are the valuable property of the Sub-Adviser and its affiliates, and that the Trust has the right to use such Trademarks as described in Section 9.2 for so long as the Sub-Adviser is a Sub-Adviser to the Trust and subject to the terms and conditions of the following (the “Trademark License”):

(i) Sub-Adviser grants to the Manager and the Trust a nonexclusive, nontransferable trademark license to use the Trademarks subject to the terms and conditions set forth in Section 9.3(i) through (vii) of this Agreement.

(ii) Manager, on behalf of itself and the Trust, acknowledges Sub-Adviser’s and its affiliates’ ownership of the Trademarks and agrees that it will do nothing inconsistent with the Sub-Adviser’s and its affiliates’ ownership of the Trademarks and agrees that all use and goodwill created by the use of the Trademarks by the Manager and the Trust shall inure to the benefit of the Sub-Adviser and its affiliates. Manager, on behalf of itself and the Trust, further acknowledges that nothing in this Section 9 or any other section of this Agreement shall give the Manager and the Trust the right to sublicense the use of the Trademarks, or entitle the Manager and the Trust to any right, title or interest in the Trademarks other than the right to use the Trademarks in accordance with this Section 9 or as otherwise approved in writing by the Sub-Adviser.

(iii) The Manager, on behalf of itself and the Trust, shall not use, purchase, apply, or register, anywhere in the world, or facilitate a third party’s purchase, application, or registration of a mark, domain name, key word or trade name that is identical to or a translation/transliteration of, or confusingly similar to any of the Trademarks. This sub-section shall survive the termination of this Agreement.

(iv) The Manager, on behalf of itself and the Trust, agrees to cooperate with the Sub-Adviser to facilitate the Sub-Adviser’s control of the nature and quality of all services and products associated with the Trademarks.

(v) The Manager, on behalf of itself and the Trust, shall ensure that any use by the Manager and the Trust of the Trademarks shall not contain material that: (a) infringes the intellectual property rights, or other rights, of a third party; (b) is obscene, defamatory, unreasonably objectionable or offensive; or (c) is likely to give rise to civil or criminal liability.

(vi) Sub-Adviser shall have the right to terminate the Trademark License upon thirty (30) days’ written notice to the Manager or the Trust in the event of any affirmative act of insolvency by the Manager or the Trust, or upon the appointment of any receiver to take possession of the properties of the Manager or the Trust, or upon the winding-up or any sequestration by governmental authority of the Manager or the Trust, or upon breach of any of the provisions of this Section 9 by the Manager or the Trust. Notice of any such termination shall be provided to the Manager and the Trust in accordance with Section 18 of this Agreement.

(vii) Upon termination of this Agreement, the Manager and the Trust shall immediately discontinue all use of the Trademarks and destroy all printed materials bearing the Trademarks (except to the extent that law or regulation requires the Manager and the Trust not to destroy them). The Manager, on behalf of itself and the Trust, agrees that upon termination all rights in the Trademarks and the goodwill connected therewith shall remain the property of the Sub-Adviser and its affiliates. The expiration of the Manager’s and the Trust’s right to use the Trademarks upon termination of this Agreement shall not entitle the Manager and the Trust to compensation or damages of any description.

10. LIMITATION OF LIABILITY; INDEMNIFICATION

(a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the material lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Manager, and only with respect to the Sub-Adviser Disclosure.

(b) The Sub-Adviser shall be liable to the Series for any loss (including transaction costs) incurred by the Series as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction applicable to the Allocated Portion set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Series’ failure to satisfy the diversification or source of income requirements of Subchapter M of the Code with respect to the Allocated Portion) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c) The Sub-Adviser shall indemnify and hold harmless the Trust with respect to each Series managed by the Sub-Adviser, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, as amended, (the “1933 Act”) (any such person, an “Indemnified Party”) against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or a material breach of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) the Sub-Adviser’s performance or non-performance of its duties hereunder to the extent that the Sub-Adviser has acted with willful misfeasance, bad faith, gross negligence or with reckless disregard of its obligations and duties hereunder or (iv) any untrue statement or alleged untrue statement of a material fact, solely with respect to the Sub-Adviser Disclosure, contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact, solely with respect to the Sub-Adviser Disclosure, required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that this indemnification and agreement to hold harmless shall not apply to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is the result of any change made to any applicable Disclosure Document without the written consent or other written acknowledgment of the Sub-Adviser from and after the time that such Disclosure Document has been reviewed by the Sub-Adviser, as contemplated in Section 7(c) hereof); provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

(d) Notwithstanding the foregoing, the Sub-Adviser shall not be liable for, nor be required to indemnify any Indemnified Party for, indirect, consequential or special damages arising in connection with this Agreement even if the Sub-Adviser has been advised of the possibility of such damages.

(e) For purposes of clarification, and subject to the above provisions of this Section 10, except with respect to Sub-Adviser Disclosure or Improper Investments, the Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Series, provided that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Series to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

(f) The Manager shall indemnify and hold harmless the Sub-Adviser and each affiliated person of the Sub-Adviser against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which the Sub-Adviser or its affiliated persons may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon the actions of the Manager, any other sub-adviser of the Series, or the investment of any assets of the Series that were not allocated to the Allocated Portion at the time of the event that caused such losses, claims, damages, expenses or liabilities.

11. AMENDMENT OR ASSIGNMENT OF AGREEMENT

Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Series: (i) by resolution of the Board, including the vote or written consent of a majority of the Board who are not parties to this Agreement or interested persons of any such parties; and (ii) as and to the extent required under the 1940 Act, by vote of a majority of the outstanding voting securities of the applicable Series. This Agreement shall terminate automatically and immediately in the event of its assignment as defined under the 1940 Act and the rules promulgated thereunder.

12. TERM AND TERMINATION OF AGREEMENT

12.1 This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12.1(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Series, upon the affirmative vote of a majority of the outstanding voting securities of the Series; or

(b) The Manager may at any time terminate this Agreement with respect to a Series by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

(c) The Sub-Adviser may at any time terminate this Agreement with respect to a Series by not less than ninety (90) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager; or

(d) This Agreement shall automatically terminate with respect to a Series two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Manager or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Series; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Series for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Series in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)  Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Series and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall (i) deliver copies of the Series’ books and records to the Manager at the Manager’s expense and by such means and in accordance with such schedule as the Manager shall direct; and (ii) shall otherwise cooperate, as reasonably directed by the Manager, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Manager.

13. INTERPRETATION AND DEFINITION OF TERMS

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14. CHOICE OF LAW

This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

15. CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

16. ENFORCEABILITY

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18. EXECUTION IN COUNTERPARTS; ELECTRONIC DELIVERY

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission in accordance with Section 18 and shall be binding upon the parties so transmitting their signatures.

19. NOTIFICATIONS

All reports, notices, demands or requests required to be made or delivered hereunder shall be in writing and delivered by e-mail (except for a notice of termination), by reputable courier service such as Federal Express, or by registered or certified mail, return receipt requested, to the addresses below or to such other address as may be designated by a party. Notices shall be effective upon receipt.

If to the Manager:

Fiera Capital Inc.

375 Park Avenue

8th Floor

New York, New York 10152

E-Mail: altopsteam@fieracapital.com

Attn: Terrence McCarthy

If to the Sub-Adviser:

Asset Management One USA Inc.

757 Third Avenue

8th Floor

New York, New York 10017

E-mail: compliance@am-one-usa.com

Attn: Kayoko Hashimoto

Wire transfers of payments due to the Sub-Adviser hereunder should be made to:

Account Name:

Bank:

Account No.:

ABA No.:

or to such other account as the Sub-Adviser may indicate to the Manager from time to time.

20. CFTC DISCLOSURE

PURSUANT TO AN EXEMPTION UNDER CFTC RULES IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

FIERA CAPITAL INC.

By:
Name:
Title:

ASSET MANAGEMENT ONE USA INC.

By:
Name:
Title:

SUB-ADVISORY AGREEMENT

SCHEDULE A

SERIES OF THE ADVISORS’ INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund

SUB-ADVISORY AGREEMENT

SCHEDULE B-1

INVESTMENT GUIDELINES

FOR THE

FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND

Sub-Adviser will manage an Allocated Portion for the Series indicated above in accordance with the following, subject at all times to conformity with the Series’ objective and investment strategies set forth in its prospectus:

1)	Using quantitative strategies trading liquid instruments such as listed products, FX in a systematic manner.

2)	The gross exposure of the investment strategy shall not exceed 3,000%. Exposures assumed by means of options shall be adjusted using delta exposures.

3)	There will be the following gross exposure limits on each asset class. In computing gross exposure, the instrument which shares the same underlying market can be netted but no other netting is allowed. Exposures assumed by means of options shall be adjusted using delta exposures.

1.	Bonds: 800%

2.	Equity Index: 300%

3.	Foreign Exchange: 500%

4.	Interest Rate: 2,500%

5.	Commodities: 300%

4)	There will be the following net exposure limits on each asset class. Exposures assumed by means of options shall be adjusted using delta exposures.

1.	Bonds: 400%

2.	Equity Index: 150%

3.	Foreign Exchange: 250%

4.	Interest Rate: 2,500%

5.	Commodities: 150%

B-1

5)	There will be liquidity limits on listed products, in terms of position size as a percentage of aggregated open interest for any single underlying market of 5%.

6)	There will be Value at Risk (“VaR”) limits on product types, by instrument (based on 95% confidence level)

1.	Bonds: 3%

2.	Equity Index: 3%

3.	Foreign Exchange: 3%

4.	Interest Rate: 3%

5.	Commodities: 3%

7)	There will be a maximum margin to equity of 25%.

If conflict with the guidelines occurs, Sub-Adviser must cure within five business days.

B-2

SUB-ADVISORY AGREEMENT

SCHEDULE C

RATE OF COMPENSATION

SERIES	ANNUAL PERCENTAGE RATE OF COMPENSATION BASED ON EACH SERIES’ AVERAGE DAILY NET ASSETS OF THE ALLOCATED PORTION[1]
Fiera Capital Diversified Alternatives Fund	0.75%

[1]	The Allocated Portion for purposes of this Schedule C includes the value of any Excess Cash determined in accordance with the provisions of Section 1.1 of the Agreement.

C-1

Form of Proxy Card

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-620-8437 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

Fiera Capital Diversified Alternatives Fund

A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher , as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Fiera Capital Diversified Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on January 24, 2020, at 10:00 a.m. Eastern Time (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-866-620-8437**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 24, 2020. The proxy statement for this Meeting is available at:

vote.proxyonline.com/fiera/fcdaf.pdf

DB1 [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Fiera Capital Diversified Alternatives Fund

PROXY CARD

*a series of **The Advisors' Inner Circle Fund III***

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

DB1/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]